EIGHTH AMENDMENT TO CREDIT AGREEMENT

     THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective May 31, 2003 (the "Effective Date"), is by and between ARROW-MAGNOLIA INTERNATIONAL, INC. ("Borrower"), and JPMORGAN CHASE BANK (the "Bank").


PRELIMINARY STATEMENT

     Bank and Borrower are parties to a Credit Agreement (with Borrowing Base) dated as of August 5, 1994 as amended by a First Amendment to Credit Agreement dated September 1, 1995, a Second Amendment to Credit Agreement dated December 5, 1996, a Third Amendment to Credit Agreement dated October 20, 1997, a Fourth Amendment to Credit Agreement dated August 1, 1998 wherein the Borrowing Base was deleted, a Fifth Amendment to Credit Agreement dated August 17, 1999, a Sixth Amendment to Credit Agreement dated May 1, 2001 and a Seventh Amendment dated as of May 1, 2002 (the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Bank and Borrower have agreed to amend the Credit Agreement to the extent set forth herein, in order to, among other things renew, modify and extend the Commitment.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

	Section 1. Section 1.1 of the Credit Agreement entitled, "Revolving Credit Note" is amended by substituting the following for the Section 1.1 of the Credit Agreement:

"Subject to the terms and conditions hereof, the Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding for Borrower $l,250,000.00 (the "Commitment), Borrower having the right to borrow, repay and reborrow. The Bank and the Borrower agree that Chapter 346 of the Texas Finance Code shall not apply to this Agreement, the Note or any Loan. The Loans shall be evidenced by and shall bear interest and be payable as provided in the promissory note of Borrower dated May 31, 2003 (together with any and all renewals, extensions, modifications. replacements, and rearrangements thereof and substitutions therefor, the "Note") which is given in renewal, modification and extension of that certain revolving promissory note dated May 1, 2002 with a maturity date of May 1, 2003 in the original principal amount of $1,250,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the Renewed Note"). The purpose of the Loans in to provide short term financing for accounts receivable and inventory."

Section 2. Section 8. Definitions. Subsection (a) of the definition of Termination Date in the Credit Agreement is hereby amended by replacing "(a) May 1, 2003; or" with "(a) May 31, 2005; or."

Section 3. Section 1.5 of the Credit Agreement is restated below to read as follows:

"COMMITMENT FEE 1.5 Borrower will pay a commitment fee of $2,500.00 on or before the date that any amendment renewing the Commitment is executed and delivered to Bank."

     Section 4. Exhibit A of the Credit Agreement is replaced with Exhibit A attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

     Section 5. Borrower confirms and ratifies that each of the liens, security interests and other interests granted in the Security Agreements executed in connection with, related to, or securing the Renewed Note extend to and secure the Loans, evidenced by the Note. The term "Security Agreements" means the Security Agreement - Accounts and General Intangibles and the Security Agreement - Inventory, in each case executed by Borrower as of August 18, 1994 and any other security agreements executed by Borrower and delivered to Bank and not released by Bank.

	Section 6. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

	Section 7. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below and the payment of the $2,500.00 commitment fee. The "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

    Section 8. The Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

     Section 9. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each or which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

     Section 10. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

     Section 11. THIS AMENDMENTT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE THE LAWS OF THE UNITED STATES OF AMERICA.

     THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

 THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

BORROWER:

ARROW MAGNOLIA INTERNATIONAL, INC
By
Title
Address


BANK

JP MORGAN CHASE BANK

	By
Title
	Address

                           EXHIBIT B
                    Compliance Certificate
             ARROW-MAGNOLIA INTERNATIONAL, INC.
                   FOR THE PERIOD ENDING

The undersigned officer of Arrow-Magnolia International, Inc., (the "Borrower") does hereby certify that the following covenants and financial tests, as defined in that certain Credit Agreement dated June 29, l994, as amended from time to time (the "Credit Agreement"), executed by Borrower and JPMorgan Chase Bank (the "Bank") are as follows:

                                           In Compliance
                                         (Please indicate)

I.	1. Financial Statements and Reports
(i)	Annual CPA audited FYE financial statements
within 90 days after the end of each fiscal year
of Borrower together with Compliance Certificate     Yes  No
(ii) Quarterly unaudited financial statements
within 45 days of each fiscal quarter end of
Borrower, excluding the final fiscal quarter end
of Borrower's fiscal year together, with this
Comp1iance Certificate	                            Yes  No

2-	2. Financial Covenants

(a) Maintain a Current Ratio of at least 4.00 to 1.00.

      $_________    /  $________   =   $ ____________
       Current Assets Current Liabilities Current Ratio

(b) Maintain a ratio of total Indebtedness as adjusted to Tangible Net Worth as adjusted of not more than 1.0 to 1.0.

        Liabilities (GAAP)                $
        Plus
             Contingent Obligations	  $
             Liens on Borrower's Property
             not included in Borrower's
             liabilities
        Minus-  Subordinated Debt         $
        Equals: Indebtedness as adjusted  $

	   Stockholders' Equity              $
	   Minus: Goodwill                   $
		   Otter Intangible Assets      $
		   Loans/Advances to
		   Equity holders               $
		   Loans to Affiliates          $
	   Plus:  Subordinated Debt	      $

        Equals:
               Tangible Net Worth
               as adjusted               $

      $                   /   $             =
     Indebtedness (adjusted) TNW (adjusted)   Ratio

THE ABOVE SUMMARY REPRESENTS ONLY A SMALL PORTION OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT
AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OP CONFLICT
BETWEEN THIS EXHIBIT B AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that no Default or Event of Default has occurred and is continuing.

Executed this _____________ day of  _______________ 200

COMPANY NAME: ARROW- MAGNOLIA INTERNATIONAL. INC.


SIGNATURE:

NAME:

TITLE:

ADDRESS:




REVOLVING PROMISSORY NOTE
(FLOATING RATE)

THIS NOTE IS SUBJECT TO A CREDIT AGREEMENT.

THIS NOTE IS SECURED BY ALL SECURITY AGREEMENTS COVERING PERSONAL PROPERTY EXECUTED BY BORROWER(S) IN FAVOR OF BANK BEFORE OR AT SAME TIME AS THIS NOTE.

THIS IS A RENEWAL EXTENSION, MODIFICATION, OR DEFERRAL OF NOTE 4008-0080047647-000002

NAME(S) AND ADRESSES OF BORROWER(S) ("Borrower")
ARROW-MAGNOLIA INTERNATIONAL, INC.
2646 RODNEY LN
DALLAS  TX 75229

U.S. $1,250,000.00

May 31, 2003  (the "Date")

ACCOUNT NUMBER/NOTE NUMBER 4008-0080047647-000002

TRANSACTION CODE

PREPARED BY  MARIA A. TREJO

OFFICER  226199

FOR VALUE RECEIVED, Borrower (jointly and severally of more than one), promises to pay it the order of JP MORGAN CHASE ("Bank") on or before May 31, 2005, at its offices at 712 MAIN HOUSTON TEXAS 77252-2558 or at such other location as Bank may designate, inmmediately available funds, ONE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100
UNITED STATES DOLLARS (U.S. $1,250,000) (the 'Maximum Amount of Note") or the aggregate unpaid amount of all advances hereunder, whichever is less. Borrower will also pay interest on the unpaid principal balance outstanding from time to time at a rate per annum equal to the lesser of (i) the sum of the Prime Rate (as hereinafter defined) from time to time in effect plus ZERO AND 0/100 percent (0.000%) (the "Stated Rate") or (ii) the maximum nonusurious rate of interest from time to time permitted by applicable law, (the "Highest Lawful Rate"). If the Stated Rate at any time exceeds the Highest Lawful Pete, the actual rate of Interest to accrue on the unpaid principal amount of this Note will be limited to the Highest Lawful Rate, but any subsequent reductions in the Stated Rate due to reductions in the Prime Rate will not reduce the interest rate payable upon the unpaid principal amount of this Note below the Highest Lawful Rate until the total amount of interest accrued or this Note equals the amount of interest which would have accrued if the Stated Rate had at all times been in effect.

"Prime Rate" means the rate determined from time to time by Bank as its prime rate. The Prime Rate will change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.

To the extent that Texas lew determines the Highest Lawful Rate, the Highest Lawful Rate is the "weekly" rate ceiling as defined in the Texas Finance Code Chapter 302. Bank may from time to time, as to current and future balances, elect end implement any other ceiling under such Code and/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to Borrower, if and to the extent permitted by, and in the manner provided in such Code.

Each advance must be at least
n/a
UNITED STArES DOllARS (U.S. $ n/a)	unless the amount available for borrowing
under this Note it less.

Accrued and unpaid interest is due end payable Quarterly, beginning on August 31, 2003, and continuing on the Last day of each Quarter thereafter and at maturity when all unpaid principal and accrued and unpaid interest is finally due and payable.

Interest will be computed on the basic of the actual number of days elapsed and a year comprised of / / 365 (or 366 as the case may be) days /X/ 360 days, unless such calculation would result in a usurious interest rate, in which case such interest will be calculated on the basis of a 365 or 366 day year, at the case may be.

All past-due principal and interest on this Note will, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law does not provide for a maximum nonusurious rate of interest, at a rate per annum equal to 18%.

In addition to all principal and accrued interest on this Note, Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders or this Note in collecting this Nets through probate, reorganization, bankruptcy or any other proceeding; and all reasonable attorneys' fees if and when this Note is placed in the hands of attorneys for collection.

Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any extra interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amount of all payments or prepayments of principal. Absent manifest error, the records of Bank will be conclusive as to amounts owed. Subject to the terms and conditions of this Note and the Loan Documents, Borrower may use all or any part of the credit provided for herein at any time before the maturity of this Note and may borrow, repay and reborrow. There is no limitation on the number of advances made so long as the total unpaid principal amount at any time outstanding does not exceed the Maximum Amount of Note.

Borrower may at any time pay the full amount or any part of this Note without the payment of any premium or fee. Any partial prepayment will be in the amount of U.S. n/a (U.S. n/a), or an integral multiple thereof. All payments may, at Bank's sole option, be applied to accrued interest, to principal, or to both.

"Loan Document" meant this Note and any document or instrument evidencing, securing, guaranteeing or given in connection with this Note. "Obligations" means all principal, interest and other amounts which are or become owing under this Note or any other Loan Document. "Obligor" means Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations. Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plutal number.

Each of the following events or conditions is an "Event of Default:" (1) any Obligor fails to pay any of the Obligations when due; (2) any warranty, representation or statement now or hereafter contained in or made in connection with any Loan Document was false or misleading in any respect when made; (3) any Obligor violates any covenant, condition or agreement contained in any Loan Document; (4) any Obligor fails or refuses to submit financial information requested by Bank or to permit Bank to inspect its books and records on request; (5) any event of default occurs under any other Loan Document; (6) any individual Obligor dies, or any Obligor that is an entity dissolves; (7) a receiver, conservator or similar official is appointed for any Obligor or any Obligor's assets; (8) any petition is filed by or against any Obligor under any bankruptcy, insolvency or similar law; (9) any Obligor makes an assignment for the benefit of creditors; (10) a final judgment is entered against an Obligor and remains unsatisfied for 20 days after entry, or any property of any Obligor is attached, garnished or otherwise made subject to legal process; (11) any material adverse change occurs in the business, assets, affairs or financial condition of any Obligor; or (12) Borrower is in default of any other obligation to or any other agreement with Bank.

If any Event of Default occurs, then Bank may do any or all of the following:
(i) cease making advances hereunder; (ii) declare the Obligations to be immediately due and payable, without notice or acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (iii) set off, in any order, against the Obligations any debt owing by Bank to any Obligor, including, but not limited to, any deposit account, which right is hereby granted by each Obligor to Bank; and (iv) exercise any and all other rights under any Loan Document, at law, in equity or otherwise.

No waiver at any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

Each Obligor severally waives notice demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice or acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consents and agrees that its liabilities and obligations will not be released or discharged by any or all of the following, whether with or without notice to it or any other Obligor, and whether before or after the stated maturity hereof: (i0 extension of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (vi) releases or substitutions of any collateral or any Obligor; or (v) failure, if any, to perfect or maintain perfection of any security interest or lien in any collateral. Each Obligor agrees that acceptance of any partial payment will net constitute a waiver and that waiver of any default will not constitute waiver of any prior or subsequent default. Nothing in this Note is intended to waive or vary the duties of Bank or the rights of any Obligor in violation or
Section 9.602 of the Texas Business and Commerce Code.

Borrower represents and agrees that all advances evidenced by this Note are and will be for business, commercial, investment, agricultural or other similar purpose and not primarily for personal, family, or household use.

Borrower represents and warrants that the following statement is true unless the box preceding that statement is checked and initialed by Borrower and Bank / / No advances will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Board").

Notwithstanding anything contained herein or in any other Loan Document, if this is a consumer credit obligation as defined or described ii 12 C.F.R. 227, Regulation AA, promulgated by the Board, the security for this credit obligation will not extend to any nonpossessory security interest in household goods (as defined in Regulation AA) other then a purchase money security interest, and no waiver of any notice contained herein or therein will extend to any waiver of notice prohibited by regulation AA.

Texas Finance Code Chapter 346 shall not apply to this Note or to any advance evidenced by this Note.

This Note is governed by Texas law. If any provision of this Note is illegal on unenforceable, that illegality or unenforceability shall not affect the remaining provisions of this Note. BORROWER(S) AND BANK AGREE THAT THIS NOTE WILL BE PEFORMED IN THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IN TEXAS IS LOCATED, AND THAT SUCH COUNTY IS PROPFR VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER(S) OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER(S) MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BOBROWER(S) HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER(S) AGREES THAT SERVICE OF PROCEBS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED ABOVE. BANK MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER(S) OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.
     For purposes of this Note, any assignee or subsequent holder of this Note will be considered "Bank," and each successor to Borrower shall be considered "Borrower."

     Each Borrower and cosigner represents that if it is not a natural person, it is duly organized and validly existing and in good standing under the laws of the state of its incorporation or organization; has full power to own its properties and to carry on its business as now conducted; is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable: end it has not commenced any dissolution proceedings. Each Borrower end cosigner that is subject to the Texas Revised Partnership Act ("TRPA") agrees that Bank is not required to comply with Section 3.05(d) of the TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property. Each Borrower and cosigner represents that if it conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code. Each of the persons signing below as Borrower or cosigner represents that he/she has full requisite power and authority to execute and deliver this Note to Bank on behalf of the party for whom he/she signs and to bind such party to the terms end conditions of this Note and that this Note is enforceable against such party.

JURY TRiAL WAIVER. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THAT BORROWER OR BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE OBLIGATIONS. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT BANK HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS WAIVER.

NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Borrower has executed this Note effective as of May 31,
2003.


Signatures of BORROWER(S):


ARROW-MAGNOLIA INTERNATIONAL, INC.

BY:	TITLE:



(Bank's signature is provided as its acknowledgment of the above as the final written agreement between the parties and as its agreement with each Borrower subject to TRPA that Bank is not required to comply with Section 3.05(d) of TRPA and its agreement with the Jury Trial Waiver.)


BANK:  JPMORGAN CHASE BANK
By:
Title: